                                                                  EXHIBIT 10.48


                     RELEASE OF GRANT OF SECURITY INTEREST

                                   TRADEMARKS

                 WHEREAS, VANS, INC., a Delaware corporation (hereinafter referred to as "Vans"), entered into a Grant of Security Interest (hereinafter referred to as the "Grant of Security Interest") in favor of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, CONNECTICUT GENERAL LIFE INSURANCE COMPANY (on its own behalf and on behalf of one or more separate accounts) and LIFE INSURANCE COMPANY OF NORTH AMERICA (hereinafter referred to, collectively, as the "Secured Parties"), to secure payment of certain obligations of Vans to the Secured Parties; and

                 WHEREAS, an executed copy of the Grant of Security Interest was recorded by the Assignment Division of the United States Patent and Trademark Office on Reel 1418, Frame 0429 on April 5, 1996; and

                 WHEREAS, Vans has requested that the Secured Parties release their security interest in the trademark applications and registrations described on Annex I attached hereto (hereinafter referred to, collectively, as the "Trademarks"), granted to such Secured Parties pursuant to the Grant of Security Interest;

                 NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Secured Parties hereby:

         1. release any and all liens, security interest, right, title and interest in the Trademarks granted to such Secured Parties pursuant to the Grant of Security Interest, without recourse or representation or warranty, express or implied; and

         2. authorize and request the Commissioner of Patents and Trademarks of the United States of America to note and record the existence of the release of the Trademarks hereby given by this instrument.

                 This instrument may be executed on separate counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the undersigned have caused this Release of Grant of Security to be signed by a duly authorized officer as of May ___, 1996.


TEACHERS INSURANCE AND ANNUITY
  ASSOCIATION OF AMERICA


By:________________________________
   Name:
   Title:


CONNECTICUT GENERAL LIFE
  INSURANCE COMPANY

By: CIGNA INVESTMENTS


By:________________________________
   Name:
   Title:


CONNECTICUT GENERAL LIFE
  INSURANCE COMPANY, on
  behalf of one or more
  separate accounts

By: CIGNA INVESTMENTS


By:________________________________
   Name:
   Title:


LIFE INSURANCE COMPANY OF
  NORTH AMERICA

By: CIGNA INVESTMENTS


By:________________________________
   Name:
   Title:

                                                                        ANNEX I
                                                                        -------

             UNITED STATES TRADEMARK APPLICATIONS AND REGISTRATIONS
             ------------------------------------------------------

==================================================================================================
  JURISDICTION            TRADEMARK                 REG. DATE/FILE DATE         REG. NO./SER. NO.
- --------------------------------------------------------------------------------------------------
  United States           LAMPIN'                   11/21/95                    Not yet known
- --------------------------------------------------------------------------------------------------
  United States           DRAGON DESIGN             9/27/94                     74/579,120
- --------------------------------------------------------------------------------------------------
  United States           CIRCLE V                  9/23/94                     74/582,270
- --------------------------------------------------------------------------------------------------
  United States           SOLO FLYING V             9/23/94                     74/582,271
- --------------------------------------------------------------------------------------------------
  United States           VANDALS                   11/1/94                     74/593,654
- --------------------------------------------------------------------------------------------------
  United States           VANS                      1/4/95                      74/617,692
- --------------------------------------------------------------------------------------------------
  United States           VANS LOGO                 1/4/95                      74/617,693
- --------------------------------------------------------------------------------------------------
  United States           SHOE SOLE                 2/24/95                     74/639,979
- --------------------------------------------------------------------------------------------------
  United States           SPICOLI                   6/6/95                      74/685,148
- --------------------------------------------------------------------------------------------------
  United States           THE MORE YOU              7/7/95                      74/698,309
                          LIVE, THE LESS YOU
                          DIE.
- --------------------------------------------------------------------------------------------------
  United States           VANS                      10/17/95                    75/022,287
- --------------------------------------------------------------------------------------------------
  United States           VANS                      10/17/95                    75/022,286
- --------------------------------------------------------------------------------------------------
  United States           VANS Logo                 10/17/95                    75/022,284
- --------------------------------------------------------------------------------------------------
  United States           VANS Logo                 10/17/95                    75/022,285
- --------------------------------------------------------------------------------------------------
  United States           VANS                      10/17/95                    75/022,288
- --------------------------------------------------------------------------------------------------
  United States           VANS                      3/6/84                      1,269,202
- --------------------------------------------------------------------------------------------------
  United States           VANS                      3/6/84                      1,269,201
- --------------------------------------------------------------------------------------------------
  United States           VANS                      2/14/84                     1,267,262
- --------------------------------------------------------------------------------------------------
  United States           VANS                      10/23/84                    1,301,871
- --------------------------------------------------------------------------------------------------
  United States           VANS                      2/14/84                     1,267,100
- --------------------------------------------------------------------------------------------------
  United States           VANS Logo                 8/13/85                     1,353,939
- --------------------------------------------------------------------------------------------------
  United States           OFF THE WALL              1/14/86                     1,378,174
- --------------------------------------------------------------------------------------------------
  United States           MAN, I NEED VANS &        9/11/84                     1,294,543
                          DESIGN
- --------------------------------------------------------------------------------------------------
  United States           Shoe Sole                 03/05/83                    1,244,537
                          Design
- --------------------------------------------------------------------------------------------------

==================================================================================================
  JURISDICTION            TRADEMARK                 REG. DATE/FILE DATE         REG. NO./SER. NO.
- --------------------------------------------------------------------------------------------------
  United States           DESIGN ONLY               02/20/90                    1,583,727
                          Checkerboard Design
                          on top of shoe
- --------------------------------------------------------------------------------------------------
  United States           VANS                      01/12/93                    1,746,195
- --------------------------------------------------------------------------------------------------
  United States           CABALLERO                 06/01/93                    1,774,282
- --------------------------------------------------------------------------------------------------
  United States           HALF CAB                  06/14/94                    1,839,995
- --------------------------------------------------------------------------------------------------
  United States           SHOE SOLE DESIGN          05/18/93                    1,771,540
- --------------------------------------------------------------------------------------------------
  United States           NATIVE AMERICAN           02/28/95                    1,881,512
- --------------------------------------------------------------------------------------------------
  United States           TAKE A STAND              09/13/94                    1,853,617
==================================================================================================


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